UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  December 15, 2014

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN	1-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 –Business & Operations

Item 1.02.

Termination of a Material Definitive Agreement

On December 15, 2014, the Board of Directors of Wausau Paper Corp. (the “Company”) approved the redemption of the purchase rights accompanying the Company’s common shares, effective immediately. The purchase rights were issued pursuant to the terms of the Rights Agreement (the “Shareholder Purchase Rights Plan”) , dated as of October 21, 1998 (and as thereafter amended) by and between the Company and Continental Stock Transfer & Trust Company, as rights agent and as successor to Harris Trust and Savings Bank.  After December 15, 2014, any common shares issued by the Company will not be accompanied by purchase rights.

The Company will pay a redemption price equal to $0.01 per right in cash on February 17, 2015. The redemption of the purchase rights effectively terminates the Shareholder Purchase Rights Plan. The Board of Directors of the Company, however, reserves the right in its sole discretion to take any actions in the future that it determines in the exercise of its fiduciary duties to be advisable, which could include the adoption of a new shareholder rights plan with such terms that the Board of Directors deem appropriate.

Section 3 – Security and Trading Markets

Item 3.03.

Material Modification to Rights of Security Holders

The information set forth under Item 1.02 is incorporated herein by reference

Section 5 – Corporate Governance and Management

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the adoption of the Rights Agreement, on October 21, 1998, the Company amended its Articles of Incorporation to set forth the rights, powers and preferences of the Series A Junior Participating Preferred Stock issuable upon exercise of the Rights (the “Preferred Shares”).

Following termination of the Rights Agreement, the Company will file an amendment to the Company’s Articles of Incorporation with the Wisconsin Department of Financial Institutions eliminating the Preferred Shares.  Under Wisconsin law, this amendment to the Company’s Articles of Incorporation does not require shareholder approval, as none of the Preferred Shares are currently issued and outstanding.  The Company will file a Current Report on Form 8-K within four business days of amending its Article of Incorporation.

Section 8 – Other Events

Item 8.01.

Other Events

On December 15, 2014, the Company issued a press release announcing the termination of the Shareholder Purchase Rights Plan. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1

Press release of Wausau Paper Corp. dated December 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  December 18, 2014

By:  SHERRI L. LEMMER

Sherri L. Lemmer

Senior Vice President–Finance

Chief Financial Officer

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated December 15, 2014

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

Exhibit 99.1

Press Release of Wausau Paper Corp. dated December 15, 2014